                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C.  20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                BEA SYSTEMS, INC.
              (Exact name of registrant as specified in its charter)


                       Delaware                      77-0394711
             (State or other jurisdiction of      (I.R.S. Employer
             incorporation or organization)      Identification Number)

             385 Moffett Park Drive, Suite 105
                 Sunnyvale, California                   94089
         (Address of principal executive offices)      (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class          Name of each exchange on which
            to be so registered          each class is to be registered
            -------------------          ------------------------------

              Not Applicable                    Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:


                       Common Stock, $.001 par value
                              (Title of class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form SB-2 (File No. 333-20791), as subsequently amended (the "Registration Statement"), which Registration Statement was filed on January 31, 1997 and amended on March 20, 1997 and April 3, 1997.

ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

  2.1 Amended and Restated Certificate of Incorporation of the Registrant. Incorporated herein by reference to exhibit 3.5 to the Registration Statement.

  2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to exhibit 3.4 to the Registration Statement.


                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    BEA SYSTEMS, INC.


                                    Date:    April 10, 1997


                                    By:    /s/ Steve L. Brown
                                       -----------------------------------------
                                       Steve L. Brown
                                       Chief Financial Officer and Executive
                                          Vice President



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                                    EXHIBITS



EXHIBIT
NUMBER    DESCRIPTION
------    -----------

  2.1 Amended and Restated Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.5 to the Registration Statement on Form SB-2 (File No. 333-20791), as subsequently amended (the "Registration Statement"), which Registration Statement was filed on January 31, 1997 and amended on March 20, 1997 and April 3, 1997.

  2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.4 to the Registration Statement.

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